UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2018 (May 4, 2018)

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102
(857) 256-0079
___________________________________
(Former name or address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 4, 2018, Boston Omaha Corporation’s (the “Company”) stockholders voted to amend the Company’s Second Amended and Restated Certificate of Incorporation. This action was approved by stockholders at a special meeting, as described in Item 5.07 of this Current Report on Form 8-K. The Certificate of Amendment (i) increases the number of authorized shares of the Company’s common stock from 20,000,000 to 40,000,000, and (ii) increases the number of authorized shares of the Company’s Class A common stock from 18,838,884 to 38,838,884.

The description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 4, 2018, the Company’s stockholders approved, by means of a vote taken at a special meeting, an action to amend the Company’s Second Amended and Restated Certificate of Incorporation. The terms of the amendment are described in Item 5.03 of this Current Report on Form 8-K and the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

At the special meeting, the stockholders voted as set forth below on the following proposal, which is described in detail in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on March 28, 2018.

Of the Company’s 16,607,157 shares of Class A common stock issued and outstanding and entitled to vote as of the record date on March 7, 2018, a quorum of 10,350,596 shares of Class A common stock, or 62.3% of the Class A common stock entitled to vote, was present in person, via remote communication or represented by proxy at the special meeting. In addition, all of the Company’s 1,055,560 shares of Class B common stock issued and outstanding and entitled to vote as of the record date on March 7, 2018 were present in person, via remote communication or represented by proxy at the special meeting. Each share of Class B common stock has 10 votes and the reports represented below reflect the total Class B common stock votes counting each share of Class B common stock as 10 votes, or 10,555,600 total votes attributed to the Class B common stock in the aggregate, out of a total of 20,894,594 votes cast for.

The final voting results for each matter submitted to a vote of the stockholders at the special meeting are as follows:

Proposal No. 1.      Charter Amendment

The authorization of the Certificate of Amendment.

Votes Cast For	Votes Cast Against	Number of Abstentions	Number of Broker Non-Votes
20,894,594	10,957	645	5,838,098

ITEM 8.01	OTHER ITEMS

On May 7, 2018, the Company issued a press release entitled “Boston Omaha Corporation Announces Increase in Authorized Shares of Common Stock.” The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements. Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “believe,” “will,” “should,” “would,” “could” and words of similar meaning. Statements that do not relate to historical or current fact, are examples of forward-looking statements. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. Further information on risks and uncertainties affecting the Company’s business are described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 30, 2018 and in any of the Company’s subsequently filed Form 10-Qs. Any forward-looking statement speaks only as of the date which it is made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Certificate of Amendment of Boston Omaha Corporation.

99.1	Press release, dated May 7, 2018, titled “Boston Omaha Corporation Announces Increase in Authorized Shares of Common Stock.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger
Chief Financial Officer

Date: May 7, 2018

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